Subsequent Events (Details)		1 Months Ended
	Apr. 02, 2022	Jul. 19, 2022
Subsequent Event [Member]
Subsequent Events (Details) [Line Items]
Limited partnership, description	Roan and Jiushang established a joint venture, Zhongxin Future (Hangzhou) Semiconductor Technology Industry Development Co., Ltd. Roan and its business partner, own 22% and 38% of the equity, respectively, and the remaining 40% is held by Jiushang. The profit share will be 60% and 40% between Jiushang and Roan and its business partner, respectively. The registered capital of the joint venture is RMB100 million. The Company has not paid for this investment as of the date of this report.	On July 19, 2022, Zhongtan Industrial Operation invested RMB 30 million (approximately $4,630,273) in Hangzhou Zhongtan New Energy Enterprise Management Partnership (Limited Partnership) and held 60% of its equity.